Exhibit 99.1

AMENDED AND RESTATED

1999 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT AND

CONFIRMATION

THIS AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN NON-QUALIFIED STOCK OPTION AGREEMENT AND CONFIRMATION (this “Agreement”), by and between Science Applications International Corporation, a Delaware corporation (“SAIC”) and Ralph Snyderman (“Optionee”), is made as of April 19, 2005.

WHEREAS, the Company granted Optionee the following options to purchase shares of Class A Common Stock of the Company: Option Number 161698JV granted on September 13, 2002 (the “2002 Grant”); Option Number 177593JV granted on April 10, 2003 (the “2003 Grant”); and Option Number 201699JV granted on April 2, 2004 (the “2004 Grant”) (the 2002 Grant, 2003 Grant and 2004 Grant are hereinafter collectively referred to as the “Option Grants.”)

WHEREAS, with respect to each of the Option Grants, Optionee previously entered into a 1999 Stock Incentive Plan Non-Qualified Stock Option Agreement and Confirmation (the “Original Agreement”), along with the terms and conditions set forth in a Cover Sheet attached to each Original Agreement.

WHEREAS, Optionee is resigning his position as a member of SAIC’s Board of Directors effective as of the date hereof .

WHEREAS, the parties desire to amend and restate each of the Original Agreements to provide that effective as of the date hereof, Optionee’s options under the Option Grants shall be treated in the same manner as options granted to optionees who qualify for Special Retirement (as defined in the amended and restated agreement).

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1. AMENDED AND RESTATED AGREEMENT. The Original Agreement for each of the Option Grants is amended and restated as set forth in Exhibit A which is incorporated by reference hereto.

2. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

3. ENTIRE AGREEMENT. This Agreement, together with the Cover Sheet for each of the Option Grants, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

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4. FURTHER ASSURANCES. The parties agree to execute such further instruments, agreements and documents and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

This Agreement is hereby executed as of the date first written above.

SCIENCE APPLICATIONS
INTERNATIONAL CORPORATION,
a Delaware corporation

By:	/s/ DOUGLAS E. SCOTT
Title:	Senior Vice President, General Counsel and Secretary

OPTIONEE
/s/ RALPH SNYDERMAN
Ralph Snyderman

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EXHIBIT A

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

AMENDED AND RESTATED

1999 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT AND CONFIRMATION

1.	DEFINITIONS. The following terms shall have the meanings as defined below. Capitalized terms used herein and not defined shall have the meanings attributed to them in the Plan.

“Affiliate” shall mean: (i) any Subsidiary; and (ii) any other entity in which the Company has an equity interest or significant business relationship and which has been designated as an “Affiliate” by the Committee for purposes of the Plan.

“Article Fourth” shall mean Article Fourth of the Company’s Restated Certificate of Incorporation, as amended.

“Committee” shall have the meaning as defined in the Plan.

“Cover Sheet” shall mean the cover sheet to this Agreement, which is the first page of this Agreement.

“Executive Officer” shall mean an executive officer of the Company named pursuant to Section 16 of the Exchange Act of 1934, as amended.

“Exercise Price” shall mean the option price per Option Share set forth on the Cover Sheet.

“Medical Leave” shall mean a leave of absence for medical reasons which shall begin after ninety-one (91) consecutive calendar days of total disability leave and shall remain in effect until the earlier of a release by the attending physician for Optionee to return to work or until the termination of employment.

“Normal Retirement” shall mean a retirement or an early retirement under the terms of a retirement or pension plan maintained by the Company or an Affiliate and in which Optionee is a participant.

“Permanent Disability” shall mean the status of disability determined conclusively by the Committee based upon certification of disability by the Social Security Administration or upon such other proof as the Committee may require, effective upon receipt of such certification or other proof by the Committee.

“Plan” shall mean the Company’s 1999 Stock Incentive Plan.

“Option Shares” shall mean the number of shares of Stock set forth on the Cover Sheet.

“Special Retirement” shall mean any of the following: (i) when Optionee retires after reaching age 59 1/2 and has at least ten (10) years of service with the Company or an Affiliate; (ii) any time after age 59 1/2 when Optionee’s age plus years of service with the Company or an Affiliate equals at least 70; or (iii) if Optionee is a director of the Company or an Executive Officer at retirement, when Optionee retires after reaching the applicable mandatory retirement age, regardless of years of service with the Company. In addition, notwithstanding the foregoing, for purposes of this Agreement, “Special Retirement” shall also mean Ralph Snyderman’s retirement from the SAIC Board of Directors in April 2005.

“Stock” shall mean the Class A common stock of the Company.

“Subsidiary” means any company during any period in which it is a “subsidiary corporation” as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, or any successor thereto, with respect to the Company.

“Years of Service” shall be construed in accordance with the use of such term in the Company’s Administrative Policy SH-2, as such policy may be revised from time to time.

2.	GRANT OF OPTION; NUMBER OF SHARES; EXERCISE PRICE. Subject to Optionee executing and returning the Cover Sheet of this Agreement to the Company’s Stock Programs Department within 120 days from the Grant Date, the Company hereby grants to Optionee an Option to purchase all or any part of the Option Shares at the Exercise Price. In the event Optionee fails to execute and return the Cover Sheet as provided above, the Option will be forfeited and this Agreement shall be null and void.

3.	TERM OF OPTION. This Option shall terminate upon the earlier to occur of: (i) five (5) years from the Grant Date; or (ii) the expiration of the applicable period following the occurrence of any of the events specified in Section 5 hereof. The Company shall have no obligation to provide Optionee with notice of termination or expiration of this Option.

4.	EXERCISE OF OPTION.

4.1	General Schedule of Exercisability. Subject to the terms of the Plan and this Agreement, the right to exercise this Option shall vest in accordance with the following schedule:

a)	The Option may not be exercised in whole or in part at any time prior to the first year anniversary of the Grant Date.

b)	The Option may be exercised as to 20% of the Option Shares after the first-year anniversary of the Grant Date.

c)	The Option may be exercised as to an additional 20% of the Option Shares after the second-year anniversary of the Grant Date.

d)	The Option may be exercised as to an additional 20% of the Option Shares after the third-year anniversary of the Grant Date.

e)	The Option may be exercised as to an additional 40% of the Option Shares after the fourth-year anniversary of the Grant Date.

The rights to exercise the Option, as specified in the preceding schedule, shall be cumulative. Optionee may purchase all, or from time to time, any part of the maximum number of Option Shares which are then exercisable, but in no case may Optionee exercise the Option in regard to any fraction of a share. Except as set forth in Section 5.2 below, this Option shall be exercisable only by Optionee.

4.2	Treatment of Special Retirement. In the event of a Special Retirement of an Optionee who is a director of the Company or an Executive Officer, the right to exercise this Option shall continue to vest in accordance with the schedule set forth above. In the event of a Special Retirement of an Optionee who is not a director of the Company or an Executive Officer, the right to exercise this Option shall continue to vest in accordance with the schedule set forth above, but only if Optionee has held this Option at least twelve (12) months prior to the date of such Special Retirement. The Company shall have the right to terminate the unvested portion of this Option at any time if Optionee violates the terms of his or her inventions, copyright and confidentiality agreement with the Company or breaches his or her other contractual or legal obligations to the Company.

4.3	Treatment of Death or Permanent Disability. Notwithstanding anything to the contrary herein, any unvested portion of this Option shall accelerate and become fully exercisable upon the death or Permanent Disability of Optionee during the term of this Option, whether such death or Permanent Disability occurs following a Special Retirement or while Optionee is affiliated with the Company or any of its Affiliates.

4.4	Treatment of Leave of Absence. If Optionee is an employee of the Company or an Affiliate and is on a leave of absence pursuant to the terms of the Company’s Administrative Policy No. SH-1 “Unpaid Leave” or similar policy maintained by an Affiliate, as such policies may be revised from time to time, Optionee shall not, during the period of such absence be deemed, by virtue of such absence alone, to have terminated Optionee’s employment. Optionee shall continue to vest in this Option during any approved medical or military leave of absence. Medical leave shall include family or medical leaves, workers’ compensation leave, or pregnancy disability leave. For all other leaves of absence, this Option will vest only during active employment and shall not vest during a leave of absence. However, if Optionee returns to active employment with the Company or an Affiliate following such a leave, this Option will be construed to vest as if there had been no break in active employment. During any leave of absence, Optionee shall have the right to exercise the vested portion of this Option.

5.	TERMINATION OF OPTION; EVENTS IMPACTING ABILITY TO EXERCISE OPTION.

5.1	Termination of Affiliation. If Optionee is an employee, director or consultant of the Company or an Affiliate and ceases to be affiliated for any reason other than death, Normal Retirement, Special Retirement, Permanent Disability or Change in Affiliate Status (as described in Section 5.5), Optionee may exercise this Option within the thirty (30) day period following such cessation of affiliation, but only to the extent that this Option was exercisable at the date of such cessation of affiliation and Optionee’s rights to exercise the Option have not been suspended as of the date of such cessation of affiliation. This Option shall terminate on the earlier to occur of the expiration of such thirty (30) day period or the expiration of this Option.

5.2	Death. If Optionee is an employee, director or consultant of the Company or an Affiliate and ceases to be affiliated as a result of Optionee’s death, or if Optionee’s death occurs following a Special Retirement, any unvested portion of this Option shall accelerate and become fully exercisable. This Option may be exercised within the one (1) year period following such death, and then only by the beneficiary designated by Optionee or by the person or persons to whom Optionee’s rights under this Option shall pass by Optionee’s will or by the laws of descent and distribution. This Option shall terminate on the earlier to occur of the expiration of such one (1) year period or the expiration of this Option.

5.3	Normal Retirement. If Optionee is an employee, director or consultant of the Company or an Affiliate and ceases to be affiliated as a result of Optionee’s Normal Retirement, Optionee may exercise this Option within the ninety (90) day period following such cessation of affiliation, but only to the extent that this Option was exercisable at the date of such cessation of affiliation. This Option shall terminate on the earlier to occur of the expiration of such ninety (90) day period or the expiration of this Option.

5.4	Permanent Disability. If Optionee is an employee, director or consultant of the Company or an Affiliate and ceases to be affiliated as a result of Optionee’s Permanent Disability or if Optionee’s Permanent Disability occurs following a Special Retirement, any unvested portion of this Option shall accelerate and become fully exercisable. Optionee may exercise this Option within the ninety (90) day period following such cessation of affiliation. This Option shall terminate on the earlier to occur of the expiration of such ninety (90) day period or the expiration of this Option.

5.5	Change in Affiliate Status. If Optionee is an employee, director or consultant of an Affiliate and such entity ceases to be an Affiliate as defined in the Plan, whether by action of the Committee or otherwise, Optionee may exercise this Option within the thirty (30) day period following the mailing of notice of such change in Affiliate status to Optionee at Optionee’s address of record with the Company’s Stock Programs Department, but only to the extent that this Option was exercisable at the date of such determination. This Option shall terminate on the earlier to occur of the expiration of such thirty (30) day period or the expiration of this Option.

5.6	Breach of Obligation During Special Retirement. If the Company terminates the unvested portion of this Option during a Special Retirement as a result of Optionee’s violation of the terms of his or her inventions, copyright and confidentiality agreement with the Company or Optionee’s breach of his or her other contractual or legal obligations to the Company, Optionee may exercise this Option within the thirty (30) day period following such termination, but only to the extent that this Option was exercisable at the date of such termination. This Option shall terminate on the earlier to occur of the expiration of such thirty (30) day period or the expiration of this Option.

5.7	Termination of Unexercised Options. If any portion of the Option is not exercised by the earlier of: (i) the end of the applicable period specified in Section 5.1, 5.2, 5.3, 5.4, 5.5 or 5.6; or (ii) the expiration of this Option, any such unexercised portion and all of Optionee’s rights with respect thereto shall terminate. In no event shall this Option or any portion thereof be exercisable beyond the five (5) year term stated in Section 3.

6.	TAX WITHHOLDING. If the Company is required to withhold any federal, state, local or other taxes upon the exercise of this Option and the Optionee has not provided cash or a check to the Company in an amount sufficient to meet this obligation at the time of exercise, Optionee agrees that the Company has the right to repurchase a sufficient number of shares of Stock issued upon exercise of this Option at the then current Formula Price (as defined in the Plan) to meet the withholding obligation based on the minimum rates required by law.

7.	RIGHTS, RESTRICTIONS AND LIMITATIONS.

7.1	Article Fourth. All Option Shares are subject to the rights, restrictions and limitations set forth in Article Fourth.

7.2	Company Right of Repurchase.

a)	Repurchase Right. In addition to the rights, restrictions and limitations set forth in Article Fourth or in any Company repurchase deferral program, the Company shall have the right to repurchase those Option Shares that are acquired by Optionee upon exercise of this Option: (i) after the date that is one hundred eighty (180) days prior to the date of termination of Optionee’s affiliation with the Company or an Affiliate as an employee, director or consultant, including any exercises after termination; and (ii) during a Special Retirement. The Company’s right to repurchase such Option Shares shall begin on the one hundred eightieth (180th) day after each exercise date (“Exercise Date”) that Optionee acquires such Option Shares. The Company shall exercise its right to repurchase within two hundred forty (240) days after an Exercise Date, by mailing written notice to Optionee’s address of record with the Company’s Stock Programs Department. The Company may exercise its repurchase right on one or multiple occasions with respect to all or any portion of the Option Shares.

b)	Payment. If the Company elects to repurchase Option Shares as described above in Section 7.2(a), the repurchase price shall be the Formula Price per share in effect on the date that is one hundred eighty (180) days after an Exercise Date. The Company shall, in the event it exercises its right to repurchase such Option Shares, pay for such Option Shares in cash, by Company check or via electronic transfer within two hundred seventy (270) days after the Exercise Date.

8.	RESTRICTIONS UNDER SECURITIES LAW. All shares of Stock covered by this Agreement are subject to any restrictions which may be imposed under applicable state and federal securities laws and are subject to obtaining all necessary consents which may be required by, or any condition which may be imposed in accordance with, applicable state and federal securities laws or regulations.

9.	INVESTMENT. Optionee agrees that any and all shares of Stock purchased upon the exercise of this Option shall be acquired for investment and not for distribution.

10.	CAPITAL ADJUSTMENT. The Exercise Price and the number of Option Shares shall be appropriately adjusted for any increase or decrease in the number of shares of Stock which the Company has issued and outstanding resulting from any stock split, stock dividend, combination of shares or any other similar change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization or otherwise.

11.	INCORPORATION OF STOCK OPTION PLAN; DEFINED TERMS. The Option granted hereby is granted pursuant to the Company’s 1999 Stock Incentive Plan, all the terms and conditions of which are hereby made a part hereof and are incorporated herein by reference. In the event of any inconsistency between the terms and conditions contained herein and those set forth in the Plan, the terms and conditions of the Plan shall prevail.

12.	EMPLOYMENT AT WILL; NO OBLIGATION TO CONTINUE AFFILIATE STATUS.

12.1	If Optionee is an employee or consultant of the Company or an Affiliate, such employment or affiliation is not for any specified term and may be terminated by employee or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the right to exercise this Option pursuant to the schedule set forth in Section 4 herein), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall (i) confer upon Optionee any right to continue in the employ of, or affiliation with, the Company or an Affiliate, (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation, (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan or (iv) deprive the Company of the right to terminate Optionee at will and without regard to any future vesting opportunity that Optionee may have.

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Optionee acknowledges and agrees that the right to exercise this Option pursuant to the schedule set forth in Section 4 is earned only by continuing as an employee or consultant at the will of the Company or as a director (not through the act of being hired, being granted this Option or any other Option, award or benefit or acquiring shares hereunder) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Optionee acknowledges and agrees that such a reorganization could result in the termination of Optionee’s relationship as an employee or consultant to the Company or an Affiliate, or the termination of Affiliate status of Optionee’s employer and the loss of benefits available to Optionee under this Agreement, including but not limited to, the termination of the right to exercise the Options under this Agreement. Optionee further acknowledges and agrees that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of the Option, for any period, or at all, and shall not interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s relationship as an employee or consultant at any time, with or without cause and with or without notice.

13.	MISCELLANEOUS. This Agreement contains the entire agreement between the parties with respect to its subject matter. This Agreement shall be binding upon and shall inure to the benefit of the respective parties, the successors and assigns of the Company, and the heirs, legatees, and personal representatives of Optionee. Optionee acknowledges that signing the Cover Sheet of this Agreement constitutes an unequivocal acceptance of this Agreement and any attempted modifications or deletions will have no force or effect upon the Company’s right to enforce the terms and conditions stated herein.

14.	GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without reference to such state’s principles of conflict of laws.